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                                                                   EXHIBIT 10.21

  SPECIMEN OF STOCK OPTION GRANT IN CONNECTION WITH 1993 NON-EMPLOYEE DIRECTOR
                                   STOCK PLAN

                               STOCK OPTION GRANT

1.   GRANT OF OPTION

     Advanced Magnetics, Inc., a Delaware corporation (the "Company"), hereby grants to ______________(the "Director"), an option to purchase __________ shares of Common Stock, $0.01 par value per share, of the Company as hereinafter set forth, pursuant and subject to the terms and provisions of the Company's 1993 STOCK PLAN (the "Plan").

     All terms which are defined in the Plan shall have the same meanings herein.

2.   VESTING OF OPTION

     This Option shall be exercisable in cumulative installations, as follows:

                      Date Exercised                                Number of Shares Exercisable
                      --------------                                ----------------------------
        On or ________________
              AFTER ____________and on or BEFORE                       _____________________

              AFTER ___________ and on or BEFORE                       _____________________

              AFTER ____________and on or BEFORE                       _____________________

             AFTER ______________                                      _____________________

3.   TERM OF OPTION

     This Option shall TERMINATE in ______ YEARS on _____________.

4.   EXERCISE PRICE

     The EXERCISE PRICE of this Option shall be __________ ($_____) per share.

5.   EXERCISE AND PAYMENT

     (a) METHOD OF PAYMENT. This Option shall be exercisable by delivery to the Company of written notice of exercise, specifying the number of shares for which this Option is being exercised (subject to Section 2 hereof), together with payment to the Company for the total exercise price thereof in cash, by check or, subject to the consent of the Company, by Common Stock of the Company owned by the Director or by some combination thereof.

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     (b)  VALUATION OF SHARES TENDERED IN PAYMENT OF PURCHASE PRICE. For the
          purposes hereof, the fair market value of any share of the Company's Common Stock which may be delivered to the Company in exercise of this Option shall be determined in good faith by the Board of Directors of the Company.

     (c) DELIVERY OF SHARES TENDERED IN PAYMENT OF PURCHASE PRICE. If the Company permits the Director to exercise Options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Director or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this Option.

6.   EFFECT OF TERMINATION OF DIRECTORSHIP OR DEATH

     This Option shall not be assignable or transferable either voluntarily or by operation of law, except as set forth in this Section 6.

     In the event that the Director during his or her lifetime ceases to be a director of the Company or of any Subsidiary for any reason, other than death or disability, any unexercised portion of this Option which was otherwise exercisable on the date of termination of his or her directorship shall expire unless exercised within three months of that date, but in no event after the expiration of the term hereof.

     In the event of the death or disability of the Director (i) while an director of the Company or any Subsidiary, or (ii) during the three-month period following termination of his or her directorship for any reason other than death or disability, this Option shall be exercisable for the number of shares otherwise exercisable on the date of death or disability, by the Director or his or her personal representatives, heirs or legatees, as the case may be, at any time prior to the expiration of one (1) year from the date of the death or disability of the Director, but in no event after the expiration of the term hereof.

7.   DIRECTORSHIP

     Nothing contained in this Option or in the Plan shall be construed as giving the Director any right to be retained as a director of the Company or any of its Subsidiaries.

8.   WITHHOLDING TAXES

     The Director acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Director any federal, state or local taxes of any kind required by law to be withheld with respect to exercise of this Option.

9.   PLAN PROVISIONS

  Except as otherwise expressly provided herein, this Option and the rights of the Director hereunder shall be subject to and governed by the terms and provisions of the Plan, including without limitation the provisions of Section 4 thereof. Exhibit 10.20

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10.  DIRECTOR REPRESENTATION; STOCK CERTIFICATE LEGEND

     The Director hereby represents that he or she has received and read the Prospectus filed with the Securities and Exchange Commission as a part of the Registration Statement on Form S-8, which registered the shares under the Plan.

     If the Director is an "affiliate" of the Company (as defined in Rule 144 promulgated under the Securities Act of 1933), all stock certificates representing shares of Common Stock issued to such Director pursuant to this Option shall have affixed thereto legends substantially in the following form:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be sold, transferred or assigned unless such shares are registered under the Act or an opinion of counsel, satisfactory to the corporation, is obtained to the effect that such sale, transfer or assignment is exempt from the registration requirements of the Act."

11.  NOTICE

     Any notice required to be given under the terms of this Option shall be properly addressed as follows: to the Company at its principal executive offices, and to the Director at his or her address set forth below, or at such other address as either of such parties may hereafter designate in writing to the other.

12.  NON-QUALIFIED STOCK OPTION

     It is understood that this Option is not intended to qualify as an "incentive stock option" as defined in Section 422 of the Internal Revenue Code.

13.  ENFORCEABILITY

     This Option shall be binding upon the Director, his or her estate, and his or her personal representatives and beneficiaries.

14.  EFFECTIVE DATE

     The effective DATE of this Option is ____________.

     IN WITNESS WHEREOF, this Option has been executed by a duly authorized officer of the Company as of the effective date.


                                        Advanced Magnetics, Inc.


                                        By:
                                             -----------------------------------

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Director's Acceptance

The undersigned hereby accepts this Option and agrees to the terms and provisions set forth in this Option and in the Plan (a copy of which has been delivered to him/her).



---------------------------------------------
(Signature of Director)



---------------------------------------------
(Print Name of Director)


Address:      ------------------------------

              ------------------------------

Date:         ------------------------------

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